Exhibit 99.2
USCB FINANCIAL HOLDINGS EARNINGS PRESENTATION

THIRD QUARTER 2025 NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and

“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future

financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and potential balance sheet

restructuring. All numbers included in this presentation are unaudited unless otherwise noted. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.

Potential risks and uncertainties include, but are not limited to:

the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our

ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal
control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; adverse changes

or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes,

including the enactment of the One Big Beautiful Bill, in accounting principles, policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected

Credit Losses (“CECL”) standard; the lack of a significantly diversified loan portfolio and our concentration in the South Florida market,

including the risks of geographic, depositor, and industry

concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock;

fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate,

unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs, retaliation tariffs and trade restrictions; the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission

(“SEC”). All
forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned

not to place undue reliance on any forward-looking statements. Further,

forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also

review the risk factors described in the reports USCB Financial

Holdings, Inc. has filed or will file with the SEC. Non-GAAP

Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included these non-GAAP financial measures because it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. 2

Q3 2025 HIGHLIGHTS Growth Average deposits increased

by $379.5 million or 18.3% compared to the third quarter 2024. Average loans increased $220.8 million or 11.8% compared to the third quarter

2024. Liquidity sources as of September 30, 2025, aggregated $859 million in on-balance sheet and off-balance sheet

sources. Tangible book value per common share (a non-GAAP measure)

(1) at September 30, 2025, increased $0.65 or 5.9% to $11.55, compared to $10.90 at September 30, 2024. TBV per share for September 30, 2025,

included an AOCI impact of ($2.09) and at September 30, 2024

($1.94). Profitability Net income was $8.9 million or $0.45

per diluted share, an increase of $2.0 million or 28.6% compared to the third quarter 2024. Net interest income before provision increased

$3.2 million or 17.5% to $21.3 million for the quarter compared to the third quarter 2024. ROAA was 1.27% for the third quarter

2025 compared to 1.11% for the third quarter 2024. ROAE was 15.74%

for the third quarter 2025 compared to 13.38% for the third quarter

2024. Efficiency ratio improved to 52.28% during the third quarter

2025 compared to 53.16% for the third quarter 2024. CAPITAL/CREDIT

In August 2025, the Company issued an aggregate of $40.0 million in subordinated notes and the majority of proceeds were

used to repurchase 2.0 million shares of the Company’s Class A common stock or approximately 10% of shares outstanding. The

Company’s Board of Directors declared a $0.10 per share

of the Company’s Class A common stock dividend on October

20, 2025. The dividend will be paid on December 5, 2025, to shareholders of record at the close of business on November 14, 2025. Total stockholders' equity decreased by $4.8 million or 2.3% to $209.1 million compared to September 30, 2024, due to the stock repurchase transactions conducted in September 2025. (1) Non-GAAP
financial measure. See reconciliation in this presentation. The increases in the per share effect of the accumulated other comprehensive loss reflected the reduction in the number of shares of Class A common stock outstanding as a result of the share repurchases

conducted in September 2025. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

In millions $735 $2,131 2016 2017 2018 2019 2020 2021 2022

2023 2024 Q3 2025 Deposits In millions $782 $2,456 2016 2017 2018

2019 2020 2021 2022 2023 2024 Q3 2025 Total Stockholders’

Equity In millions $86 $209 2016 2017 2018 2019 2020 2021

2022 2023 2024 Q3 2025 ACL/Total Loans 1.17% 1.17% 2016

2017 2018 2019 2020 2021 2022 2023 2024 Q3 2025 Net charge

-offs (recoveries) In thousands ($1,019) $700 2016 2017 2018 2019

2020 2021 2022 2023 2024 Q3 2025 Nonperforming Assets/Total

Assets 1.58% 0.05% 2016 2017 2018 2019 2020 2021 2022

2023 2024 Q3 2025 Net Interest Income In millions $30 $70 2016

2017 2018 2019 2020 2021 2022 2023 2024 Q3 2025 Efficiency

Ratio 94.15% 52.28% 2016 2017 2018 2019 2020 2021 2022

2023 2024 Q3 2025 PTPP ROAA 0.24% 1.69% 2016 2017 2018 2019

2020 2021 2022 2023 2024 Q3 2025 (1) Loan amounts include

deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods beginning January 1, 2023, and the incur red loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation in this presentation. 4

FINANCIAL RESULTS In thousands (except per share

data) Q3 2025 Q2 2025 Q3 2024 Balance Sheet (EOP) Total

Securities $480,544 $444,122 $426,528 Total Loans (1) $2,130,966

$2,113,318 $1,931,362 Total Assets $2,767,945 $2,719,474

$2,503,954 Total Deposits $2,455,614 $2,335,661 $2,126,617

Total Equity (2) $209,095 $231,583 $213,916 Income Statement

Net Interest Income $21,274 $21,034

$18,109 Non-Interest Income $3,684 $3,370 $3,438 Total

Revenue (3) $24,958 $24,404 $21,547 Provision for Credit Losses

$105 $1,031

$931 Non-Interest Expense $13,048 $12,634 $11,454 Net Income

$8,939 $8,140 $6,949 Diluted Earning Per Share (EPS) $0.45 $0.40

$0.35 Weighted Average Diluted Shares 19,755,820 20,295,794

19,825,211 (1) Loan amounts include deferred fees/costs. (2)

Total Equity includes accumulated other comprehensive

loss of $37.8 million for Q3 2025, $41.8 million for Q2 2025, and $38.0 million

for Q3 2024. (3) Equals net interest income plus non-interest income. 5

KEY PERFORMANCE INDICATORS In thousands (except

for TBV/share) Q3 2025 Q2 2025 Q3 2024 Growth Total Assets

(EOP) $2,767,945 $2,719,474 $2,503,954 Total Loans (EOP)

(1) $2,130,966 $2,113,318 $1,931,362 Total Deposits (EOP)

$2,455,614 $2,335,661 $2,126,617 Tangible Book Value/Share

(2)(3) $11.55 $11.53 $10.90 PROFITABILITY Return

On Average Assets (ROAA) (4) 1.27% 1.22% 1.11% Return

On Average Equity (ROAE) (4) 15.74% 14.29% 13.38% Net

Interest Margin (4) 3.14% 3.28% 3.03% Efficiency Ratio 52.28%

51.77% 53.16% Non-Interest Expense/Avg. Assets (4)

1.85% 1.89% 1.83% CAPITAL/CREDIT Tangible Common Equity/Tangible

Assets (2) 7.55% 8.52% 8.54% Total Risk-Based Capital (5) 14.20%

13.73% 13.22% NCO/Avg Loans (4) 0.00% 0.14%

0.00% NPA/Assets 0.05% 0.05% 0.11% Allowance for Credit

Losses/Loans 1.17% 1.18% 1.19% (1) Loan amounts include deferred fees/costs. (2) Non-GAAP financial measures.

See reconciliation in this presentation. (3) AOCI effect

on tangible book value per share was ($2.09) for Q3 2025, ($2.08) for Q2

2025 and ($1.94) for Q3 2024. (4) Annualized. (5) Reflects the

Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company

is not subject to regulatory capital requirements. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $2,078

$2,139 $2,215 $2,291 $2,457 $326 $341 $400 $452 $520 $1,085

$1,156 $1,199 $1,212 $1,320 $56 $51 $53 $47 $609 $591 $563

$580 $570 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Non-interest-bearing demand deposits Interest-bearing checking deposits Money market and savings Time deposits Deposit cost 2.66% 3.76% 2.48%

3.43% 2.49% 3.34% 2.46% 3.29% 2.53% 3.29 Q3 2024 Q4 2024

Q1 2025 Q2 2025 Q3 2025 Deposit Cost Interest-Bearing

Deposit Cost Commentary Average deposits increased

$166.4 million or 28.8% annualized compared to the prior quarter and increased $379.5 million or 18.3% compared to the third quarter

2024. DDA average balance decreased $10.6 million compared

to prior quarter. DDAs comprised 23.2% of total deposits for the third quarter 2025. Interest-bearing deposit costs remained at 3.29%

compared to prior quarter and decreased 47 bps compared to the third quarter 2024. Total deposit cost increased 7 bps compared to prior quarter, primarily due to the decrease in DDA balance.

(1) Reflects effect of non-interest-bearing deposits. 7

LOAN PORTFOLIO Total Loans (AVG) In millions

6.32% 6.25% 6.17`% 6.23% 6.21% $1,878 $1,959 $1,987 $2,057 $2,099

Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Loans Loan Yields

Gross total Loans (EOP) $1,928 $1,965 $2,029 $2,106 $2,125 $199

$198 $219 $218 $208 $104 $82 $103 $110 $105 $247

$258 $256 $264 $269 $283 $298 $301 $307 $317 $1,095 $1,128 $1,150

$1,207 $1,226 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025

Commercial real estate Residential real estate Commercial and industrial

Correspondent banks Consumer and other Commentary Average

loans increased $41.6 million or 8.0% annualized compared to prior quarter and $220.8 million or 11.8% compared to third quarter

2024. Loan yield declined slightly to 6.21% in Q3 2025, driven by the payoff of consumer yacht loans during the quarter. Excluding the effect of consumer yacht loans payoffs, yield on loans was

6.25%. (1) Excludes deferred fees/cost. 8

LOAN PRODUCTION Net Loan Production Trend In millions,

except for ratios 7.75% 7.14% 6.67% 7.12% 6.43% $157 $95 $161

$123 $182 $119 $187 $110 $132 113 Q3 2024 Q4 2024

Q1 2025 Q2 2025 Q3 2025 Loan Production/Line Changes Loan

Amortization/payoffs New loans weighted average coupon Loan Composition

Trend EOP (1) In millions, except for ratios $948 $2,125 28%

15% 63% 58% 9% 27% Jun-30 Sep-25 Residential real estate Commercial real estate Real estate loans Commercial and industrial, Correspondent banks, and Consumer and other (1) Excludes deferred

fees/cost Commentary $501.0 million in gross loan production for year-to-date

2025. 59% of Q3 2025

loan production closed in September; full impact on interest income is expected to be realized in the fourth quarter 2025. The weighted average coupon on new loans was 6.43% for the third quarter of 2025, 22 bps above the portfolio weighted average yield. Continued loan composition shift from real estate loans to non-CRE loans further diversifies our loan portfolio. 9

BUSINESS VERTICALS Differentiated Banking Product Offerings

and Services Private Client Group (1) $296MM Deposits Deposit aggregating focus/strategy Tailored products & services for professionals,

professional firms, business owners, and affluent individuals and their families. PCG also provides concierge-level banking service for the legal and healthcare sectors delivering financial solutions designed specifically for these professionals. Yacht Lending

$204MM Loans Yacht financing for larger vessels, transaction range is $750k -$7.5MM. Brokered oriented business, 3 vendor approved brokers. Member of the National Marine Lenders Association.

Launched this new vertical in 2022. Association Banking $127MM

Deposits / $111MM Loans Deposit aggregating focus/strategy

Banking for Homeowner Associations and Property Managers.

Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing.

Significant lending capacity to target large credits. SBA / Small

Business Lending $52MM Loans/$804k Gain on Sale of Loans

Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises. Predominately small business line of credits and CD secured loans. Affordable SBA loan

provider. Approved by the SBA to participate in the Preferred

Lenders Program. Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms,

medical practices and other professional services firms, yacht lending and global banking services Correspondent Banking $249MM

Deposits / $105MM Loans Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing. Focus on Caribbean and Latin American countries.

Correspondent banking services include letters of credit,
foreign collections, wire transfers, ForEx and trade finance.

Balances as of September 30, 2025. Gain on sale of loans reflects year-to-date amount for 2025. (1) Effective Q3 2025, the Private Client Group (PCG)

vertical includes deposit balances for the entire business unit,

encompassing not only significant portion of the Jurist Advantage and MD Advantage programs, but also other professional and affluent client segments. As a result, deposit balances presented for

PCG reflect the full scope of the business unit, rather than select sectors as reported in prior quarters. Note the change in composition when evaluating period-over-period trends..+ 10

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 3.03% 3.16% 3.10% 3.28% 3.14% $18,109 $19,358

$19,115 $21,034 $21,274 Q3 2024 Q4 2024 Q1 2025 Q2 2025

Q3 2025 Net Interest Income Interest-Earning Assets Mix (AVG)

3% 2% 3% 2% 4% 18% 18% 17% 18% 18% 79% 80% 80%

80% 78% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Total

Loans Investment Securities Cash Balances & Equivalents

Commentary Net interest income increased $240 thousand or 4.5%

annualized compared to prior quarter and increased $3.2 million or 17.5% compared to third quarter 2024. NIM was impacted

by a shift in interest-earning assets mix, with higher cash balances and lower loan production. Additionally, interest-bearing liabilities increased at a faster rate than interest-earning assets, contributing to margin pressure. Interest Rates and Yields Q3 2024 Q4 2024

Q1 2025 Q2 2025 Q3 2025 Loans 6.32% 6.25% 6.17% 6.23%

6.21% Investment securities 2.61% 2.63% 2.81% 3.06% 3.03% Interest

-earning assets 5.61% 5.57% 5.51% 5.64% 5.56% Deposits

(2) 2.66% 2.48% 2.49% 2.46% 2.53% Interest bearing liabilities

3.79% 3.47% 3.37% 3.32% 3.34% Annualized. Reflects eff

ects of non-interest-bearing deposits. 11

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 2% Fixed Rate 38% Variable

Rate 60% 32% 9% 59% Prime CMT SOFR 22% 47% 18% 13%

yrs. 1-3 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year

1 & 2 $5,000 Year 1 Year 2 $3,000 $1,000 -$1,000 3.5% -2.9%

-0.3% 0.4% Net Interest Income change from base ($ in thousands and

% change) -$3,000 -100 +100 -100 +100 -$5,000 -$7,000

12

SECURITIES PORTFOLIO EOP for Balance Sheet amounts, in

millions Portfolio Composition 5% 4% 2% 4% 28% 19% 32%

6% CMO MBS CMBS SBA Agency Municipalities Corporate Bank

Subordinated Debt Securities Portfolio Key Metrics Metrics as of 09/30/2025

Securities portfolio $ 480.5 AFS as % of portfolio 67% HTM as % of portfolio 33% Qtr. weighted avg. port. yield 3.03% Average

life 6.4 Modified duration 5.1 Commentary Securities portfolio totaled

$480.5 million; 67% of the portfolio is classified as AFS, while 33%

is classified as HTM. The modified duration is 5.1 and the average life is 6.4 years. Duration has increased because we have purchased longer-duration bonds to protect the balance sheet from expected lower interest rates. We expect to receive $14.4 million from the

securities portfolio for the remainder of 2025, at current rates; these cashflows will support loan growth and/or deposit volatility.

If rates drop 100 bps, we expect to receive $16.4 million. 79%

of the portfolio is invested in agency mortgage-backed securities, boosting liquidity. Estimated Short Term Cashflows -100 Base +100

Q4 2025 $16.4 $14.4 $14.0 2026 $76.4 $62.7 $58.6 2027 $58.9 $53.2

$49.3 Total Cashflow $151.7 $130.3 $121.9 Total Cashflow

/ Total Portfolio 31.57% 27.12% 25.40% 13

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.19% 1.22% 1.22% 1.18% 1.17% $23,067 $24,070 $24,740 $24,933

$24,964 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Allowance

for credit losses ACL/Total loans Non-performing Loans In

thousands (except ratios) 0.14% 0.14% 0.20% 0.06% 0.06% $2,725

$2,707 $4,156 $1,366 $1,310 Q3 2024 Q4 2024 Q1 2025 Q2 2025

Q3 2025 Non-accrual loans Non-performing loans to total loans

Commentary Allowance for credit losses increased $31 thousand compared to prior quarter and $1.9 million compared to third quarter

2024. ACL coverage ratio decreased 1 bps to 1.17% compared

to prior quarter due to slight decrease in expected loss rates and the payoff of an individually reserved loan during the quarter.

Classified Loans (1) to Total Loans 0.36% 0.37% 0.44% 0.27%

0.22% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (1) Loans

classified as substandard at period end. No loans classified doubtful at any of the dates presented. 14

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE – Owner occupied Cre – Non-owner occupied Commercial and industrial Correspondent banks Consumer and other 10% 15%

9% 48% 13% 5% $2,125 MM (1) CRE Loan Mix Land/Construction

7% Other 2% Retail 26% Multifamily 19% CRE - Owner

Occupied 16% Office 10% Warehouse 10% Hotels 10% $1,226MM

As of 9/30/25 Excludes deferred fees/cost Includes loan types

:

office, warehouse, retail, and other Commentary Total loan

balance at quarter end was $2,125 million (1). Commercial Real

Estate (owner occupied and non-owner occupied) was 57.7% or

$1,226 million of the total loan portfolio(1). CRE mix is diversified and granular. Retail non-owner occupied makes up 26% of

total CRE or $321.6 million. CRE Loan Portfolio (non-owner occupied and owner occupied) Weighted Average Loan

Type Outstanding Balance (1) LTV (2) DSCR (3) Average

Loan Size (1) Retail $342 55% 1.53 $3.0 Multifamily $237 57% 1.31

$1.8 Office $187 54% 1.91 $1.6 Warehouse $185 55% 1.62

$1.6 Hotel $121 57% 2.12 $4.5 Other $74 56% 2.01 $1.6 Land/Construction

$80 51% NA $3.5 (1) Balance in millions. Excludes deferred

fees/cost. (2) LTV - Loan to value ratio. (3) DSCR - Debt service coverage ratio. 15

NON-INTEREST INCOME In thousands (except ratios) Q3 2025 Q2

2025 Q1 2025 Q4 2024 Q3 2024 Total service fees

$2,661 $ 2,402 $2,331 $2,667 $2,544 Wire fees $647 $604 $570 $587

$563 Swap fees $790 $428 $93 $1,076 $1,285 Other $1,224 $1,370

$1,668 $1,004 $696 Loss on sale of securities available for

sale ($28) - - - - Gain on sale of loans held for sale $128 $151 $525

$154 $109 Other income $923 $817 $860 $806 $785 Total

non-interest income $3,684 $3,370 $3,716 $3,627 $3,438 Average total assets $2,798,115 $2,677,198 $2,606,593 $2,544,592 $2,485,434

Non-interest income/Average assets (1) 0.52% 0.50% 0.58%

0.57% 0.55% Commentary Non-interest income increased $314

thousand compared to prior quarter, primarily due to increase in SWAP fees. Gain on sale of SBA 7a loans represented $128

thousand for the third quarter 2025. Non-interest income was 14.8%

of total revenue for third quarter 2025 and 0.52% to average assets. (1) Annualized. 16

NON-INTEREST EXPENSE In thousands (except ratios) Q3 2025 Q2

2025 Q1 2025 Q4 2024 Q3 2024 Salaries and employee benefits

$7,909 $7,954 $7,636 $7,930 $7,200 Occupancy 1,382 1,337 1,284

1,337 1,341 Regulatory assessments and fees 377 396 421

405 452 Consulting and legal fees 585 263 193 552 161 Network and information technology services 656 564 505 494 513 Other operating expense 2,139 2,120 2,013 2,136 1,787 Total non-interest

expense $13,048 $12,634 $12,052 $12,854 $11,454 Efficiency

ratio 52.28% 51.77% 52.79% 55.92% 53.16% Non-interest expense/Average assets (1) 1.85% 1.89% 1.88% 2.01% 1.83% Full-time equivalent employees

206 203 201 199 198 Commentary Salaries and employee benefits decreased slightly quarter-over-quarter, but increased

by $709 thousand year-over-year, primarily due to increase in

FTEs and higher restricted stock award expense. Consulting and legal fees increased $322 thousand compared to the prior quarter.

This includes an increase of $191 thousand in legal fees, primarily due to $92 thousand related to the S-3 filing during the second quarter

2025. Consulting expenses increased $131 thousand, primarily due to two interest rate collars hedges entered into the quarter.

Efficiency ratio remained below 53% for the third consecutive quarter,

while non-interest expense to average assets was stable at 1.85%,

consistent with recent quarters. Annualized. 17

CAPITAL Capital Ratios 00 03 2025 Q22025 9 9 19 V 9 Leverage

Ratio 8.47% 9.72% TCE/TA (2) 7.55% 8.52% Tier 1 Risk- Based

Capital 11.17% 12.52% Total Risk- Based Capital 14.20% 13.73%

AOCI ($37.8) ($41.8) In Millions 992020 4m 9 9 9.34% 5.00%

8.54% NA 12.01% 8.00% 13.22% 10.00% ($38.0) Commentary In

August 2025, the Company issued an aggregate of $40.0

million in subordinated notes; the majority of proceeds were used to repurchase 2.0 million shares of the Company’s Class A common stock or approximately

10% of shares outstanding. The Company paid in September

2025 a cash dividend of $0.10 per share on the Company’s Class A common stock; the aggregate distributed dividend amount was $2.0 million. Q3

2025 EOP common stock shares outstanding: 18,107,385. (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company,

the Company is not subject to regulatory capital requirements. (2)

Non-GAAP financial measures. See reconciliation in this presentation.

18

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in U.S. Scarcity value in the Miami MSA Robust capital position with regulatory ratios well in excess of “well capitalized” threshold Low risk, commercially oriented loan portfolio Demonstrated profitability profile since

2015 recap further improved by current management team Strong asset quality

– minimal charge-offs experienced since 2015 recap

Attractive deposit base driven by steady growth in specialized verticals

Balanced liquidity profile with a 87% loan/deposit ratio (EOP) 19

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) 5 (except ratios) As of or For the Three Months Ended

9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024 Pre-tax

pre-provision ("PTPP") income: (1) Net income $ 8,939 $ 8,140

$ 7,658 $ 6,904 $ 6,949 Plus: Income tax expense 2,866 2,599

2,440 2,197 2,213 Plus: Provision for credit losses PTPPincome

S 105 11,910 S 1,031 11,770 S 681 10,779 s 1,030 10,131 S

931 10,093 PTPP return on average assets: (1) PTPP income $ 11,910

$ 11,770 $ 10.779 $ 10,131 $ 10,093 Average assets $ 2,798,115

$ 2,677,198 $ 2.606.593 $ 2,544,592 $ 2,485,434 PTPP return on average assets (2) 1.69% 1.76% 1 68% 1.58% 1.62% Operating

net incom e: (1) Net income s 8.939 s 8,140 s 7,658 s 6,904 s 6,949

Less: Net losses on sale of securities (28) - - - - Less: Tax effect on sale of securities 7 - - - - Operating net income s 8,960

s 8,140 s 7,658 s 6,904 s 6,949 Operating PTPP income: (1)

PTPPincome $ 11,910 $ 11,770 $ 10,779 $ 10,131 $ 10,093 Less:

Net losses on sale of securities (28) - - - - Operating PTPP income s

_11,938_ s 11,770 s 10,779 s 10,131 s 10,093 Operating PTPP

return on average assets: (1) Operating PTPPincome $ 11,938

$ 11,770 $ 10,779 $ 10,131 $ 10,093 Average assets $ 2,798,115

$ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 Operating PTPP

return on average assets (2) 1.69% 1.76% 1.68% 1.58% 1.62%

Operating return on average assets: (1) Operating net income

s 8,960 s 8,140 s 7,658 s 6,904 s 6,949 Average assets $ 2,798,115

$ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 Operating return on average assets (2) 1.27% 1.22% 1.19% 1.08% 1.11% Operating return on average equity: (1) Operating net income s 8,960 s

8,140 s 7,658 s 6,904 s 6,949 Average equity $ 225,316 $ 228,492

$ 219,505 $ 215,715 $ 206,641 Operating return on average

equity (2) 15.78% 14.29% 14.15% 12.73% 13.38%
Operating Revenue: (1) Net interest income “IAM nor-cr ixnocmne

s 21,274 o co s 21,034 o 370 s 19,115 o 7Ac s 19,358 o co7

s 18,109 o 13o olklcIco-

IIeUIII Less: Net losses on sale of securities Operating revenue c

0,00 f (28) 24 096 c 2A 4QA c •,4 I 22 831 c 29 085 c •,400 21 547 "

— —— — — — 2 —— 2 —— — — Operating Efficiency

Ratio: (1) Total non-interest expense s 13,048 s 12,634 s 12,052

s 12,854 s 11,454 Operating revenue $ 24,986 $ 24,404 $ 22,831

$ 22,985 $ 21,547 Operating efficiency ratio 52.22% 51.77%

52.79% 55.92% 53.16% 1. The Company believes these non-GAAP

measurements are key indicators of the ongoing earnings pow er of the Company. 2. Annualized. 20

APPENDIX - NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 209,095	$ 231,583	$ 225,088	$ 215,388	$ 213,916
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 209,095	$ 231,583	$ 225,088	$ 215,388	$ 213,916
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		18,107,385	20,078,385	20,048,385	19,924,632	19,620,632
Tangible book value per common share	(2)	$ 11.55	$ 11.53	$ 11.23	$ 10.81	$ 10.90
Operating diluted net income per common share:	(1)					
Operating net income		$ 8,960	$ 8,140	$ 7,658	$ 6,904	$ 6,949
Total weighted average diluted shares of common stock		19,755,820	20,295,794	20,319,535	20,183,731	19,825,211
Operating diluted net income per common share:		$ 0.45	$ 0.40	$ 0.38	$ 0.34	$ 0.35
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 209,095	$ 231,583	$ 225,088	$ 215,388	$ 213,916
Tangible total assets	(3)	$ 2,767,945	$ 2,719,474	$ 2,677,382	$ 2,581,216	$ 2,503,954
Tangible Common Equity/Tangible Assets		7.55%	8.52%	8.41%	8.34%	8.54%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible stockholders' equity and tangible total assets are the same amounts as stockholders' equity and total assets, respectively, as calculated under GAAP.

21

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 22